UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2007

Naturade, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-71606-A	23-24427092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2099 S. College Blvd., Suite 210, Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 860-7610

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2007, the Company’s Chief Executive Officer, Richard Munro, tendered his letter of resignation to the Company’s Secretary. On November 14, 2007, the Company’s Board of Directors accepted Richard Munro’s resignation and appointed Adam Michelin the Company’s Chief Executive Officer and Rick Robinette the Company’s Chief Operating Officer.
The resignation of Richard Munro and the appointment of Adam Michelin and Rick Robinette is part of the Company’s restructing in its emergence from Chapter 11 Bankruptcy on November 9, 2007.

Item 9.01 Financial Statements and Exhibits

9.1.2 Richard Munro Letter of Resignation dated November 9, 2007

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naturade, Inc.
(Registrant)

Date: November 14, 2007	By:	/s/ Adam Michelin
Adam Michelin Chief Executive Officer